UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2025

NCL CORPORATION LTD.

(Exact name of registrant as specified in its charter)

Bermuda	333-128780	20-0470163
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7665 Corporate Center Drive, Miami, Florida 33126

(Address of principal executive offices, and Zip Code)

(305) 436-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2025, the Board of Directors (the “Board”) of Norwegian Cruise Line Holdings Ltd. (“NCLH”), which is the direct parent company of NCL Corporation Ltd. (“NCLC”), appointed Mr. John Chidsey as a member of the Board. The Board has determined that Mr. Chidsey qualifies as an independent director pursuant to the rules and regulations of the United States Securities and Exchange Commission and the New York Stock Exchange.

The Board also appointed Mr. Chidsey as Chairperson of the Nominating and Governance Committee and as a member of the Audit Committee.

Pursuant to NCLH’s Directors’ Compensation Policy, Mr. Chidsey will receive the following compensation: (i) an annual cash retainer of  $100,000, payable in four equal quarterly installments, (ii) an annual Audit Committee member cash retainer of $20,000, payable in four equal quarterly installments, (iii) an annual Nominating and Governance Committee Chairperson retainer of $40,000, payable in four equal quarterly installments and (iv) an annual restricted share unit (“RSU”) award on the first business day of each calendar year valued at $200,000 on the date of the award, which will vest in one installment on the first business day of the next calendar year (a pro-rated RSU award for 2025 was awarded). Beginning in 2026, Mr. Chidsey will have the option to elect to receive all or a portion of his $100,000 annual cash retainer in the form of RSUs in lieu of cash.

On February 5, 2025, the Board of Directors of NCLC (the “NCLC Board”) appointed Mr. Chidsey as a member of the NCLC Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, NCL Corporation Ltd. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 7, 2025	NCL CORPORATION LTD.

	By:	/s/Daniel S. Farkas
Daniel S. Farkas
Executive Vice President, General Counsel, Chief Development Officer and Secretary